Marathon Petroleum Corporation






MARATHON
Speedway

Goldman Sachs Global Energy Conference

January 8, 2019

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (MPC), MPLX LP (MPLX) and Andeavor Logistics LP (ANDX). These forward-looking statements relate to, among other things, MPC's acquisition of Andeavor and include expectations, estimates and projections concerning the business and operations, strategy and value creation plans of MPC, MPLX and ANDX. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan," "policy," "position," "potential," "predict," "priority," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies' control and are difficult to predict.

Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the risk that the cost savings and any other synergies from the Andeavor transaction may not be fully realized or may take longer to realize than expected; disruption from the Andeavor transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; the potential merger, consolidation or combination of MPLX with ANDX; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases or dividend increases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX or ANDX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2017, and in MPC's Forms 10-Q, filed with Securities and Exchange Commission (SEC).

Factors that could cause MPLX's actual results to differ materially from those implied in the forward-looking statements include: negative capital market conditions, including an increase of the current yield on common units, adversely affecting MPLX's ability to meet its distribution growth guidance; our ability to achieve strategic and financial objectives, including with respect to projects and proposed transactions; adverse changes in laws including with respect to tax and regulatory matters; the adequacy of MPLX's capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt on commercially reasonable terms, and the ability to successfully execute its business plans, growth strategy and self-funding model; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects and planned investments, and our ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX's commercial agreements; modifications to earnings and distribution growth objectives; our ability to manage disruptions in credit markets or changes to our credit ratings; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; changes to MPLX's capital budget; other risk factors inherent to MPLX's industry; risks related to MPC as set forth above, including those related to MPC's acquisition of Andeavor or the potential merger, consolidation or combination of MPLX with ANDX; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2017, and in MPLX's Forms 10-Q, filed with the SEC.

Forward-Looking Statements (continued)

Factors that could cause ANDX's actual results to differ materially from those implied in the forward-looking statements include: the amount and timing of future distributions; our ability to achieve expected coverage improvement and distributable cash growth; our ability to execute a funding model with no additional equity issuances and limited parent support; net earnings and EBITDA run rate; our ability to achieve our financial and strategic targets; negative capital market conditions, including an increase of the current yield on common units; our financial position, liquidity and capital resources, including available capacity under our credit facilities and access to debt on commercially reasonable terms; our financial and operational outlook, and ability to fulfill that outlook; our Permian Basin growth strategy, expected capital investment, and expectations related to increasing customer demand and additional future growth opportunities; the August 2018 drop down from Andeavor, including the expected benefits thereof and the annual net earnings and EBITDA expected to be generated thereby; the status and expected timing of our current projects, including capital investments; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; changes to the expected construction costs and timing of projects and planned investments, and our ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC/Andeavor's obligations under ANDX's commercial agreements; continued/further volatility in and/or degradation of market and industry conditions and their effects on our business; our ability to manage disruptions in credit markets or changes to our credit ratings; adverse changes in laws including with respect to tax and regulatory matters; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; changes to ANDX's capital budget; other risk factors inherent to ANDX's industry; risks related to MPC as set forth above, including those related to MPC's acquisition of Andeavor or the potential merger, consolidation or combination of MPLX with ANDX; and the factors set forth under the heading "Risk Factors" in ANDX's Annual Report on Form 10-K for the year ended Dec. 31, 2017, and in ANDX's Forms 10-Q, filed with the SEC.

We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law. Copies of MPC's Form 10-K and Forms 10-Q are available on the SEC website, MPC's website at http://ir.marathonpetroleum.com or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K and Forms 10-Q are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office. Copies of ANDX's Form 10-K and Forms 10-Q are available on the SEC website, ANDX's website at http://ir.andeavorlogistics.com or by contacting ANDX's Investor Relations office.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. Reconciliations to the nearest historical GAAP financial measures are included in the Appendix to this presentation. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC, MPLX or ANDX, net cash provided by (used in) operating, investing and financing activities, Speedway income from operations or other financial measures prepared in accordance with GAAP. Distribution coverage ratio is the ratio of DCF attributable to GP and LP unitholders to total GP and LP distributions declared. Certain forecasts were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these forward-looking non-GAAP financial measures to the nearest GAAP financial measures have not been provided.

MPC – A Leading Energy Company

Refining



Superior Operations

Strategic Investment to Capture Value

New Technology to Optimize Assets

Industry Leader in Safety, Reliability, and Environmental Stewardship

Midstream



Significant Growth Opportunities

Strategic Alignment with Refining

Commercial Focus on Integration to Enhance Value

Marketing & Retail


MARATHON
Speedway

Expanding Platform Across: Retail, Wholesale, and Brand

Invest in Technology to Improve Customer Experience

Enhancing Margin with Non-Fuel Sales

Built For Change: Our Strategic Vision

MARATHON

Core Values and Operational Excellence

Core values underpin our commitment to people, safety, and the environment

Maximize asset reliability and potential

Integrated Business Model

Enhances value capture and ability to achieve synergies

- Refining & Marketing
- Midstream
- Retail

Strategic & Disciplined Investments

Creates competitive advantages

Strong project returns

Grow profitability

Financial Strength

Provides through-cycle protection and flexibility

Compelling capital return policies

Leveraging a Larger System: Unprecedented Opportunities

Feedstock Acquisition



Inbound Logistics



Refining & Processing



Outbound Logistics



Marketing & Retail



- Additional access to advantaged feedstocks
- Expanded logistics system lowers crude acquisition costs + increases speed to market
- Broader market presence creates new product placement options
- Additional touchpoints along energy value chain increase margin capture
- Nationwide marketing channels create optimization opportunities

Scale enhances opportunities for value creation

Integration: Further Opportunities for Value Chain Capture

- Nationwide footprint enables connectivity to key supply sources and demand hubs
- Broader, integrated system increases capability to capture value from market dislocations
- Value chain integration enhances profitability and elevates businesses beyond sum-of-the-parts



Kenai
Anacortes
Portland
Dickinson
Mandan
St. Paul Park
Salt Lake City
Martinez
Chicago
Detroit
Canton
Pittsburgh
Robinson
Catlettsburg
Los Angeles
Las Vegas
Gallup
Albuquerque
Nashville
Phoenix
El Paso
Galveston Bay
Garyville
Eastern Mexico
Exports
Florida & East Coast

Note: Map arrows are indicative of potential refined product movements

Increasing Synergy Potential

Synergy Outlook[1]

($ millions)


665
200
465
Refining & Marketing
300
90
210
Retail
55
Midstream
380
110
270
Corporate
1,400
400
1,000
Total

Estimated Annual Run-Rate

($ millions)


600
120
480
YE2019
1,000
290
710
YE2020
1,400
450
950
YE2021

Initial Synergy Estimates[2] Updated Synergy Estimates

Raising gross run-rate synergy potential by up to 40 percent to $1.4 billion

[1] Procurement synergies allocated 50/50 to Refining & Marketing and Corporate [2] Initial synergy estimates provided April 30, 2018

Growing Profitability: Attractive Profile for Investors

MPC has significantly diversified, and ***non-refining segments now contribute ~50% of EBITDA.*** Our strategic and disciplined investments have grown our business, creating an ***attractive opportunity for investors*** especially relative to energy and the broader market.

EBITDA by Operating Segment[1]


~15%
~50%
2013
2017
2019E
Midstream
Retail
Refining & Marketing

Free Cash Flow Yield[2]


10%
8%
6%
4%
2%
0%
10.0%
7.9%
7.0%
6.3%
5.0%
S&P 500
5.1%
Energy Index
4.2%
MPC
VLO
PSX
CVX
XOM

[1] Segment EBITDA excludes corporate and unallocated costs; 2019E based on 2019 business plan [2] Per Bloomberg, as of November 30, 2018 based on last twelve months data. Free cash flow represents operating cash flow less capex per share

Commodity Price Assumptions and Long-Term Outlook

Commodity / Spread ($/BBL, unless noted)	2018 Average[1]	2019 Business Plan[2]	Long-Term Outlook[2]
WTI	$65.00	$64	$50 - $80
Brent-WTI	$6.75	$3.60	$3 - $12
Brent-ANS	$(0.25)	$0.10	$(1) - $2
Brent-ASCI	$5.00	$6.50	$3 - $9
LLS-WTI	$5.00	$3.25	$4 - $9
WTI-Bakken	$2.50	$1.50	$1 - $11
WTI-WCS	$26.25	$22	$20 - $40
ULSD-3% Fuel Oil	$24.00	$34	$30 - $40
Henry Hub ($/MMbtu)	$3.00	$2.95	$2.50 - $4.50
NGL Weighted Average ($/gal)[3]	$0.77	$0.76	$0.60 - $0.95

[1] Average values as of December 31, 2018, rounded to nearest $0.25/BBL [2] MPC estimates [3] Weighted 35% ethane, 35% propane, 12% normal butane, 6% isobutane and 12% C5+

Regional Crack Spread Outlook

USGC LLS 321


$/BBL
$6.00
$8.50
$8.00
$9.25 – $9.75
2016
2017
2018
2019E-2021E
Average

Chicago WTI 321


$/BBL
$9.00
$12.75
$14.50
$14 – $16
2016
2017
2018
2019E-2021E
Average

WC ANS 321


$/BBL
$12.50
$14.00
$14.25
$15 – $17
2016
2017
2018
2019E-2021E
Average

ULSD - 3% Resid Fuel Oil


$/BBL
$19.75
$18.25
$24.00
$30 – $40
2016
2017
2018
2019E-2021E
Average

Source: MPC Note: All prices exclude impact of RVO, historical crack spreads rounded to nearest $0.25

MPC: Formula for Creating Exceptional Value

Leading assets & capabilities	+	Strategic vision to grow value	=	Exceptional opportunity for investors
Premier asset base		Core values and operational excellence		Through-cycle resilience
Experienced management team		Integrated business model		Competitive advantages
Strong balance sheet		Disciplined investments		Profitable growth
		Financial strength		Strong shareholder return profile

Roadmap to Creating Superior Value – Refining

MARATHON

Supply Optionality

Leverage broader scale + logistics assets to source cost-advantaged crude

Create competitive purchasing advantages through integration

Operational Excellence & Optimization

Enhance reliability + availability of assets

Reduce cost structure

Optimize existing processes to deliver synergies

Investments to Enhance Margin

Focus on upgrading capabilities (yield flexibility + conversion capacity)

Track record of execution

Return hurdle >20%

Product Placement Flexibility

Enhance domestic product placement flexibility

Expand international export opportunities

MPC Refining Footprint and Regions

Refining Locations



Anacortes
Mandan
Dickinson
St. Paul Park
Detroit
Canton
Salt Lake City
Robinson
Catlettsburg
Martinez
Gallup
Los Angeles
El Paso
Garyville
Galveston Bay
Kenai

West Coast
- 4 refineries: 711 MBPD[1]
- Pricing indicator: WC ANS 321

Mid-Con
- 10 refineries: 1,161 MBPD[1]
- Pricing indicator: Chicago WTI 321

Gulf Coast
- 2 refineries: 1,149 MBPD[1]
- Pricing indicator: GC LLS 321

[1] Capacities are based on 2018 O&GJ submission and reflect crude unit calendar day rate

Broader Scale Expands Supply Optionality

- Larger footprint expands access to advantaged supply:
  1. *Canadian*
  2. *Bakken*
  3. *Permian*
- New logistics assets lower crude acquisition costs
- Crude processing flexibility enhances capture of advantaged feedstocks


ANS
Canadian
1
Bakken
2
Other Crudes (Global Heavy, Arab, California, other)
WTI
Permian
3
GOM

1 Canadian Crude Flexibility

- Broader system increases access to Canadian crudes enhancing margin capture
- Over 500 MBPD of Canadian crude purchases
- Approximately 67% heavy and 33% light-synthetic



Trans Mountain
Enbridge Mainline
Clearbrook
Anacortes
Rail
Keystone
MPL
Portland
St. Paul Park
Detroit
SAX/ Mustang
Canton
Robinson
Spearhead/Flan S.
Ozark
Catlettsburg
Martinez
Cushing, OK
Los Angeles
MPLX Barge
TransCanada Marketlink
Seaway
Garyville
Galveston Bay
Nederland, TX

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook[2]
WTI-WCS	14.75	26.25	20 - 40

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg, 2018 average values as of December 31, 2018 [2] MPC estimates

2 Bakken Strategy Optimization

- New logistics assets increase Bakken crude access, providing more options to capture margin
- Connectivity and secured space on long-haul pipelines provide flexibility to our Midwest refineries



Anacortes
Rail
Johnson's Corner
Mandan
Clearbrook
St. Paul Park
Flanagan
Chicago
Detroit
Canton
Robinson
Patoka
Catlettsburg

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook[2]
WTI-Bakken	2.50	2.50	1 - 11

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg, 2018 average values as of December 31, 2018 [2] MPC estimates

3 Permian Strategy Optimization

Increasing integrated footprint in the Permian creates multiple benefits across our platform

- Gathering systems create direct crude sourcing of advantaged crude for our refineries (est. 300 MBPD total)
- Long haul pipelines lower transport cost and equity interest generates stable fee-based midstream income
- Export facilities provide flexibility to optimize between MPC refining demand and global demand



TX
LA
El Paso
Orla
Wink
Midland
Crane
Permian-Gulf Coast Pipeline
(planned)
Gray Oak Pipeline
(under construction)
Nederland
Galveston Bay
Garyville
Freeport
Corpus Christi
South Texas Gateway
Terminal

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook[2]
WTI-Midland	2.00	7.25	1 - 7
Brent-WTI	4.25	6.75	3 - 12

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg, 2018 average values as of December 31, 2018 [2] MPC estimates

Key Strategic Investments: Grow EBITDA



Expected Annualized Average EBITDA[1]
($ in millions)
+$80
GVL Diesel
+$250
GVL Crude
GVL Coker
LARIC[1]
+$270
DKR Renewable
CGB Crude
ROB FCC/Alky
+$530
GVL Coker 3
GBR STAR[1]
$1,130
2019E
2020E
2021E
2022E
Total

2019E	2020E	2021E	2022E	Total
$850	$1,200	$650	$100	$2,800

Capex[2] ($ in millions)

- Investments focused on upgrading capabilities, yield flexibility, and conversion capacity
- Track record of executing on-schedule and exceeding return forecasts
- Minimum return threshold of 20%

Average 30% projected IRR on these projects

[1] Annual EBITDA reflected upon completion of project; LARIC (Los Angeles Refinery Integration and Compliance) project and GBR STAR (South Texas Asset Repositioning) project phase in prior to completion [2] Annual capex projections rounded

Garyville Coker 3 Project

Increases Garyville coking capacity by 50% to 150 MBPD to increase capability to upgrade resid

- Enhances distillate yields
- Leverages existing infrastructure
- Increases ability to capture upside from light-heavy crude spreads

Project details and estimates:

- 50 MBPD incremental coking capacity
- Planned completion 4Q21
- Capex < $800 MM
- EBITDA ~ $180 MM[1]
- IRR > 20%


Coker 3
Location

[1] EBITDA is projected average annual

Galveston Bay STAR Program

Creates a world-class refining complex with 40 MBPD increased crude unit capacity

- Increases resid processing and improves gasoil recovery
- Optimizes operations and reduces costs

Project details and estimates:

- Staged investment - on schedule and on budget
- Planned completion early 2022
- Capex ~ $1.5 B ($1.2 B for 2019-2022)
- EBITDA ~ $525 MM[1] ($175 MM already captured)
- IRR > 40%



[1] EBITDA is projected average annual

Dickinson Renewable Diesel

Produce renewable diesel to capture economic opportunity created by California Low Carbon Fuel Standard and Federal Renewable Fuel Standard

- Convert refinery to process soybean and corn oil to make 12 MBPD of renewable diesel
- Local feedstock supply advantage
- Leverages existing infrastructure

Project details and estimates:

- Planned completion late 2020
- Capex ~ $455 MM
- EBITDA ~ $180 MM[1]
- IRR > 30%



[1] EBITDA is projected average annual

Los Angeles LARIC Project

Increases the flexibility to produce distillates and significantly lowers emissions

- 30–40 MBPD of gasoline and distillate yield flexibility
- Physical integration of the Los Angeles refinery complex enhances optimization
- Reduces NOx, SOx and CO_2 emissions

Project details and estimates:

- Planned completion early 2020
- Capex ~ $510 MM (Only $70 MM remains)
- EBITDA ~ $125 MM[1]
- IRR > 20%





[1] EBITDA is projected average annual

Unprecedented Opportunities for Light Product Optimization

- Nationwide footprint enables connectivity to all US markets
- Multiple pathways cost-effectively balance supply/demand

Connectivity + export optionality = maximum refinery utilization



Kenai
Anacortes
Portland
Dickinson
Mandan
St. Paul Park
Salt Lake City
Martinez
Detroit
Canton
Chicago
Pittsburgh
Robinson
Catlettsburg
Los Angeles
Las Vegas
Gallup
Albuquerque
Nashville
Phoenix
El Paso
Galveston Bay
Garyville
Eastern Mexico
Exports
Florida & East Coast

Mexico Strategy Optimization

1. Utilizing ARCO brand at 105 stations in Western Mexico, expanding ARCO to Chihuahua and Baja Sur in early 2019
2. Developing Mexico supply capabilities and efficiency with new Rosarito light products terminal in Northern Baja and leased capacity being built in Sinaloa
3. Low cost Gulf Coast refining supply for products in Eastern Mexico
4. Central Mexico supply optionality via rail and trucking from El Paso refinery



MPC Refineries
ARCO Operations
Rail Facility
Terminal
Martinez
Los Angeles
Gallup
El Paso
Galveston Bay
Garyville
ARCO
1
2
3
4

Multi-pronged approach creates a unique integration platform to generate ratable and growing EBITDA

R&M Segment Synergies

Estimated Annual Run-Rate[1]


($ millions)
250
100
150
420
160
260
665
200
465
YE2019
YE2020
YE2021
Initial Synergy Estimates[2]
Updated Synergy Estimates

Synergy Projections by Sub-Category


($ millions)
160
100
70
100
140
95
665
Refining Optimization and Best Practices
Refining Business Process Improvement
Turnaround / Maintenance Efficiency
Marketing
Supply and Trading
Procurement
Total

Raising gross run-rate synergy potential by up to ~40 percent to $665 million

[1] Procurement synergies allocated 50/50 to Refining & Marketing and Corporate [2] Initial synergy estimates provided April 30, 2018

IMO: Global Opportunities for Complex Refineries

- Refiners shift to maximum distillate production and resid upgrading
- Ship owners accelerate installation of scrubbers to enable HSFO consumption
- Low complexity refineries lighten crude slate
- HSFO displaces crude oil and LNG fuels in oil fired power generation
- Gasoline production dampened by blending low sulfur FCC feedstocks to LSFO



Coker Upgrading (ULSD - 3% Resid Fuel Oil)
Forecast
$60
$50
$40
$30
$20
$10
$0
$/BBL
2010
2015
2020
2025
2030
Actuals
PIRA
IHS
MPC

Anticipated impacts above are expected to normalize by 2025

Source: MPC, IHS, PIRA (S&P Global PLATTS Analytics World Refining Database and Analytics Agriculture 2020, © 2018 by S&P Global Platts)

MPC Well-Positioned Among U.S. Refiners

MPC well-positioned to produce high value fuels and capture benefits from the adoption of low sulfur fuels regulations – given investments over past decade to enhance upgrading capabilities.



Residual Fuel Oil Production
RFO Production as % of Total RP Production
20%
15%
10%
5%
0%
World Average 8.1%
U.S.
Asia Pacific
Europe
South America
Middle East
CIS (FSU)



Resid Upgrading & Distillate Hydrotreating Capacity
MBPD
1,000
750
500
250
0
MPC
VLO
PSX
XOM
CVX
BP
Resid Upgrading
Distillate Hydrotreating

Sources: Joint Oil Data Initiative (JODI), O&GJ - PennWell Knowledge Center; resid upgrading includes coking, resid hydrocracking, resid deasphalting, and asphalt; distillate hydrotreating includes kerosene/jet, diesel, and other distillate desulfurization

Roadmap to Creating Superior Value – Midstream

Capture Full Midstream Value Chain

Participate across value chain to diversify business and enhance margins

Alleviate in-basin bottlenecks

Connect supply to global demand markets

Enhance Cash Flow Stability

Long-haul pipelines add stable cash flow

Export facilities meet significant, growing market needs

Leverage existing assets for incremental third-party business

Grow in Premier Basins

Permian: significant growth opportunities

Marcellus: disciplined growth to support key producers

Bakken: select opportunities

Leverage MPC Relationship

Fosters growth opportunities

Enhances projects via volume commitments

Financial Priorities

Self-funding business model

Target mid-teen returns on growth investments

Maintain investment grade credit profile

Permian G&P Feeds Downstream Opportunities

Gathering systems create significant growth opportunities in the Permian


TexNew Mex System
Conan Gathering System
ANDX RIO Pipeline
To Midland
PGC Pipeline
To Houston and Nederland
Gray Oak Pipeline
To Corpus Christi

Crude gathering

- Conan Gathering system connects refineries to well-head
- Provides volumes for planned Gray Oak, PGC pipelines


Legend[1]
Crude pipeline
Natural gas pipeline
NGL pipeline
Crude gathering
Existing processing plant
Future processing plant


Preakness
Torñado
Argo
Apollo
Hidalgo
BANGL Pipeline
To Texas City area
Whistler Pipeline
To Agua Dulce

Natural gas gathering & processing

- Existing plants: Hidalgo, Argo
- Future plants: Apollo, Torñado, Preakness
- 200 MMcfd plants provide volumes for planned Whistler and BANGL pipelines

[1] Pipelines are shown pictorially only to show flow paths; some pipelines are new and/or proposed, including: Gray Oak, PGC, Whistler, BANGL

Permian Crude Long-Haul Pipelines

Investments in long-haul pipelines generate stable, fee-based midstream income and also help lower feedstock costs tor MPC refineries

- Gray Oak Pipeline
  - MPC, Diamondback Energy, PSXP
  - ~850 mile, 30-inch diameter
  - Anticipate in-service 4Q19
- PGC Pipeline
  - MPLX, Energy Transfer, Magellan, Delek
  - ~600 mile, 30-inch diameter
  - Anticipate in-service 4Q20


TEXAS
Midland
Wink
Orla
Crane
PGC Pipeline
Gray Oak Pipeline
Nederland
Texas City
Galveston Bay
Corpus Christi

Permian Natural Gas Long-Haul Pipeline

Expand our value chain by connecting growing natural gas production to demand from MPC refineries and global export markets

- Whistler Pipeline
  - MPLX, Targa, White Water Midstream, and potentially others
  - ~450 miles, 42-inch diameter
  - Capacity 2 Bcfd
  - ~170 miles, 30- or 42-inch diameter pipe from Agua Dulce to Gulf Coast industrial markets
  - Anticipate in-service 4Q20


TEXAS
Waha
Whistler Pipeline
Texas City
Galveston Bay
Corpus Christi
Agua Dulce

Permian NGL Long-Haul Pipeline and Fractionation

Expand our value chain by connecting growing NGL production and developing new fractionation infrastructure in the Gulf Coast

- BANGL Pipeline (Belvieu Alternative NGL)
  - MPLX, White Water Midstream, and other partners
  - ~400 mile, 24-inch diameter mainline
- Gulf Coast fractionation
  - MPLX, additional partners near Texas City
  - Two potential fractionators with 150 MBPD C2+ capacity each


TEXAS
BANGL Pipeline

Expanding Export Assets at Five Gulf Coast Locations

Export facilities create ability to generate third party revenue and meet global demand for crude, refined products, and NGLs

- Currently in service
  - Mt. Airy, LA: acquired in 3Q18
  - LOOP: expansion with potential Capline reversal and Swordfish Pipeline
- Planned projects
  - South Texas Gateway: operational in conjunction with Gray Oak Pipeline construction
  - Texas City: hub for planned PGC and BANGL pipelines



TEXAS
St. James
Mt. Airy
LOOP
Texas City
Corpus Christi
South TX Gateway

Bakken: Third-Party Growth Opportunities

Full-service midstream offering for both third parties and MPC starting at the well-head with crude oil and natural gas gathering through processing and fractionation with multiple takeaway options

NGL hub development project:

- New 15 MBPD fractionation train
- New NGL pipeline and purity product rail loading
- $150 MM capex cost
- Currently operating, full service anticipated 1Q19



Legend
Crude pipeline
New NGL pipeline
Converted NGL pipeline
Processing plant
Storage Facility
Rail Loading Facility
Connection to DAPL
High Plains Pipeline System
Robinson Lake
To Guernsey, WY
To Mandan Refinery
Fryburg
Belfield
Dickinson Refinery

Marcellus/Utica: Footprint Continues to Deliver

Marcellus/Utica continues to be the largest natural gas basin in the U.S. Current producer demand supports our buildout of incremental infrastructure:

Forecasted Volumes	2018E	2020E
Gathered	3.0 Bcfd	4.4 Bcfd
Processed	5.4 Bcfd	7.3 Bcfd
Fractionated	435 MBPD	600 MBPD

- Expect greater than 35% volume growth with disciplined capital investments deployed to meet demand on a just-in-time basis


OH
PA
WV
Bluestone
Hopedale
Harmon Creek
Cadiz
Houston
Ohio Condensate
Majorsville
Seneca
Mobley
Smithburg
Sherwood
Legend
Utica Complex
Marcellus Complex
NGL Pipeline
Purity Ethane Pipeline

Outlook

Assumes MPLX and ANDX operate as standalone companies

MPLX ENERGY LOGISTICS

	2019E	2020E
Growth Capital Expenditures ($B)[1]	$2.2	$2.0
Adjusted EBITDA ($B)	$3.9	$4.4
DCF ($B)[2]	$3.1	$3.5
Outstanding LP Units (MM)	794	794

2019 Distribution Growth: Expect $0.01 per unit increase each quarter

andeavor logistics

	2019E	2020E
Growth Capital Expenditures ($B)[1]	$0.6	$0.6
EBITDA ($B)	$1.4	$1.6
DCF ($B)[2, 3]	$1.1	$1.2
Outstanding LP Units (MM)	245	245

2019 Distribution Growth: Expect to maintain current distribution pending ongoing review of business

[3] Includes maintenance capital reimbursements from the sponsor of ~$100 MM and $60 MM in 2019 and 2020, respectively

Expected Distributions of ~$1.9 B in 2019

[1] Growth capex net of JV contributions [2] Distributable cash flow before preferred unit distributions

Roadmap to Creating Superior Value – Marketing & Retail

Leverage Scale to Drive Value Creation

- Strong brand portfolio and loyalty program
- Superior technology platform and buying power

Capture Integration Opportunities

- Optimize channel participation and real estate portfolio
- Unrivaled light product supply chain flexibility

High-Value Growth

- Focus on key markets
- Target mid-teen returns for organic investment
- Industry consolidation creates M&A opportunities

Enhance Customer Experience

- Embrace changing consumer convenience trends
- Expand technology and data analytics capabilities

Unparalleled Nationwide Marketing & Retail Footprint


Terminal Sales Location

~12,000 locations nationwide

~16 billion gallons of annual fuel sales[1]

>70% assured gasoline placement

Note: Based on combined estimates for 2018 [1] Across Retail segment and Brand Marketing

Multi-Channel Platform Creates Unrivaled Flexibility

Retail Segment		R&M Segment	
Retail [1]	Direct Dealer	Brand	Wholesale
7.8 billion GPY	2.6 billion GPY	5.3 billion GPY	16.9 billion GPY


Terminal
Retail Store


Terminal
Jobber
Wholesale Customer
Retail Store
Retail Store

- Channel diversity maximizes value capture
- Integrated platform provides assured product placement
- Retail segment enables terminal-to-store margin capture

MPC margin capture

Note: annual volumes for all channels reflect combined estimates for 2018 [1] Retail includes Fuel Only locations

Strong and Diversified Fuel Branding Platform

- Enhanced dual proprietary Brand marketing platform (Marathon + ARCO)
- Leverage regional brand strengths and related consumer preferences
- Tremendous growth opportunities in Western states
- Multi branded platform enhances consolidation opportunities

Core Proprietary Brands

MARATHON | Speedway | ARCO

Core Licensed Brands

Shell | Exxon | Mobil



275[1]
75
22
Other 476
1,120
Other 1,796
2,640
5,514

Note: Store counts estimated for 4Q2018 [1] 275 includes SuperAmerica conversions to Speedway; excludes franchise locations

Retail Segment: MPC's Unique Competitive Advantage

Two complimentary retail platforms that generate stable and growing cash flow with unparalleled integration value.

Retail EBITDA Illustration

($ millions)



> 2,000
ANDV Retail
MPC Speedway
Retail Segment EBITDA
Retail Run-Rate Synergy Projection
EBITDA Potential

Speedway #1 in Peer Group Performance

($M EBITDA/Store/Month)



$30
$20
$10
$0
Speedway
Murphy USA
Couche-Tard
Casey's

Best-in-class retail business

Note: Peer Group Performance based on July 2017–June 2018 data from Company Reports

Retail Segment Synergies

Estimated Annual Run-Rate[1]

($ millions)



90
20
70
200
50
150
300
90
210
YE2019
YE2020
YE2021
Initial Synergy Estimates[1]
Updated Synergy Estimates

Synergy Projections by Sub-Category

($ millions)



130
115
20
35
300
Profit Enhancement
Reduce Operating Expenses
Reduce G&A Expenses
Economies of Scale on Capital Purchases
Total

Raising gross run-rate synergy potential by up to ~40 percent to $300 million

[1] Initial synergy estimates provided April 30, 2018

Financial Principles and Policy

- Disciplined investment in growth opportunities
- Through-cycle dividend growth
- Support our investment grade credit rating
- Return cash to shareholders through repurchases
- Maintain the safety, integrity and reliability of our assets

Balance Sheet → Capital Investment → Return of Capital

Disciplined Capital Allocation Policy

2019 Financial Targets (excluding MLPs):

- Capital expenditures: ~$2.8 billion
- Capital return target: ≥ 50% of discretionary free cash flow[1]
  - Annual dividend target: ≥ 10% growth


Dividends
Capital Expenditures
Share Repurchases

[1] Discretionary free cash flow = operating cash flow less maintenance and regulatory capex

Disciplined Capital Spend

Projected 2019 investments for MPC

- Focused on enhancing margin capture system-wide
- Disciplined allocation to projects with superior returns
- Value-added returns on total capital; 14.5% ROCE[1] 3Q18 LTM
- MLPs self-fund capital, with limited parent support

($ billions)

MPC	2019E	2020E
Growth Capital	1.8	1.8
Maintenance Capital	1.0	1.0
Total MPC (excluding MLPs)	**2.8**	**2.8**

MPLX	2019E	2020E
Growth Capital	2.2	2.0
Maintenance Capital	0.2	0.2
Total MPLX	**2.4**	**2.2**

ANDX	2019E	2020E
Growth Capital	0.6	0.6
Maintenance Capital	0.1	0.1
Total ANDX	**0.7**	**0.7**

[1] Per Bloomberg as of November 30, 2018

Stable and Growing Dividend

- Secure throughout business cycles
- Growth commensurate with the business
- Targeting ≥ 10% long-term growth rate



Annual Dividends
($ per share)
Targeting
≥ 10% growth
$0.60
$0.77
$0.92
$1.14
$1.36
$1.52
$1.84
~24% CAGR since 3Q11
2012
2013
2014
2015
2016
2017
2018E
2019E

Consistent Return of Capital Through Share Buybacks

- 4th quarter of 2018: ~$700 million of targeted repurchases
- Capital return target: ≥ 50% of discretionary free cash flow[1]
- Existing authorization[2]: $5.6 billion, potentially completed by year end 2020



Share Repurchases
($ billions)
7.5
2.4
3.3
2012-2016
(Cummulative)
2017
2018E

[1] Discretionary free cash flow = operating cash flow less maintenance and regulatory capex [2] Existing authorization as of September 30, 2018.

New MPC Segment Reporting Structure


MARATHON
Refining & Marketing
Refining
Marketing
Brand
Wholesale
Asphalt & Petrochemicals
Midstream
MPLX
ANDX
Retail
Retail
Speedway
Other
Direct Dealer
Legacy ANDV
Refining
Refining
Logistics
ANDX
Marketing
Retail
Direct Dealer
Brand
Wholesale
Legacy MPC
Refining & Marketing
Refining
Marketing
Brand
Wholesale
Asphalt & Petrochemicals
Midstream
MPLX
Speedway
Retail

New MPC Segment Reporting Structure

Refining & Marketing

- Regions:
  - Gulf Coast
  - Mid-Con
  - West Coast
- Marketing:
  - Brand
  - Wholesale
  - Asphalt & Petrochemicals

Key Statistics[1]:
  - Throughput
  - Operating Costs
  - Margin[2]

Midstream

- MPLX
- ANDX
- Other midstream assets

Key Statistics:
  - Pipeline, terminal, and gathering throughputs
  - Natural gas processed
  - NGLs fractionated

Retail

- Retail
- Direct dealers

Key Statistics:
  - Number of locations
  - Fuel volumes and margins
  - Merchandise revenue and margin

[1] Fourth quarter 2018 Outlook in Appendix [2] Targeting reporting of regional refining margin with 1Q19 earnings

Fourth Quarter 2018 Outlook

		Crude Throughput[1]	Other Charge/ Feedstocks Throughput[1]	Total Throughput[1]	Sweet Crude	Sour Crude	Turnaround and Major Maintenance	Depreciation and Amortization	Other Manufacturing Cost[2]	Total Direct Operating Costs	Corporate and Other Unallocated Items[3]
		In MBPD			Percent of Throughput		Refinery Direct Operating Costs ($/BBL of Total Throughput)				
Projected 4Q 2018	Gulf Coast Region	1,125	200	1,325	40%	60%	$0.70	$1.05	$3.40	$5.15	
	Mid-Con Region	1,050	75	1,125	75%	25%	$1.75	$1.70	$4.50	$7.95	
	West Coast Region	600	100	700	25%	75%	$2.50	$2.35	$6.95	$11.80	
	MPC Total	2,775	275	3,050	50%	50%	$1.50	$1.65	$4.70	$7.85	$240 MM
4Q 2017	Gulf Coast Region	1,158	237	1,395	38%	62%	$1.45	$1.05	$3.55	$6.05	
	Midwest Region	679	38	717	64%	36%	$2.25	$1.86	$4.46	$8.57	
	MPC Total	1,837	187	2,024	47%	53%	$1.80	$1.38	$4.03	$7.21	$112 MM

Note: The company intends to reinstate its practice of providing certain financial and statistical data on its website not later than the close of business on the second business day following the end of each month, and may also provide additional updates within each month.

Retail Light Product Sales Volume	Volume (billion gallons)
Company Operated	1.975
Direct Dealers	0.65
Total	2.625

Merchandise Revenue	$ million
Company Operated	1,475
Approximate Store Count	**# of Stores**
Company Operated	3,920
Direct Dealers	1,100

[1] Region throughput data includes inter-refinery transfers, but MPC totals exclude transfers [2] Includes utilities, labor, routine maintenance and other operating costs
[3] Excludes transaction costs related to the merger with Andeavor; 4Q 2017 excludes $57 MM litigation expense

MPLX 2019-2020 Outlook – Reconciliation

Adjusted EBITDA and Distributable Cash Flow from Net Income

($ billion)	2019E	2020E
Net income	2.2	2.5
Depreciation and amortization	0.9	1.0
Net interest and other financial costs	0.7	0.7
Adjustment for equity investment earnings & distributions	0.2	0.2
Other	0.0	0.1
Adjusted EBITDA	4.0	4.5
Adjusted EBITDA attributable to noncontrolling interests	(0.1)	(0.1)
Adjusted EBITDA attributable to MPLX LP	3.9	4.4
Deferred revenue impacts	0.1	0.1
Net interest and other financial costs	(0.7)	(0.7)
Maintenance capital expenditures	(0.2)	(0.2)
Other	0.0	(0.1)
Distributable cash flow attributable to MPLX LP	3.1	3.5

MPLX 2019-2020 Outlook – Reconciliation

Adjusted EBITDA and Distributable Cash Flow from Net Cash Provided by Operating Activities

($ billion)	2019E	2020E
Net cash provided by operating activities	3.2	3.8
Changes in working capital items	0.0	(0.1)
Net interest and other financial costs	0.7	0.7
Unrealized derivative losses (gains)	(0.0)	(0.0)
Other	0.1	0.1
Adjusted EBITDA	4.0	4.5
Adjusted EBITDA attributable to noncontrolling interests	(0.1)	(0.1)
Adjusted EBITDA attributable to MPLX LP	3.9	4.4
Deferred revenue impacts	0.1	0.1
Net interest and other financial costs	(0.7)	(0.7)
Maintenance capital expenditures	(0.2)	(0.2)
Other	0.0	(0.1)
Distributable cash flow attributable to MPLX LP	3.1	3.5

ANDX 2019-2020 Outlook – Reconciliation

EBITDA and Distributable Cash Flow from Net Earnings

($ billion)	2019E	2020E
Net earnings	0.8	0.8
Depreciation and amortization	0.4	0.5
Net interest and other financial costs	0.2	0.3
EBITDA	1.4	1.6
Adjustment for equity investment earnings & distributions	0.0	0.0
Deferred revenue impacts	0.0	0.0
Net interest and other financial costs	(0.2)	(0.3)
Maintenance capital expenditures, net	(0.1)	(0.1)
Other	0.0	0.0
Distributable cash flow	1.1	1.2
Preferred distributions	(0.0)	(0.0)
Distributable cash flow attributable to ANDX	1.1	1.2

Speedway EBITDA Reconciliation

Segment EBITDA to Segment Income from Operations

($ million)	2017		2018		
	Q3	Q4	Q1	Q2	LTM
Speedway Segment Income from Operations	208	148	95	159	610
Plus: Depreciation and Amortization	68	78	79	73	298
Speedway Segment EBITDA	276	226	174	232	908